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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the reference to our firm under the captions "Summary Financial Data", "Selected Consolidated Historical Financial Data" and "Experts" and to the use of our report dated July 2, 2004, in the Registration Statement (Form S-1) and related Prospectus of RBC Bearings Incorporated (formerly Roller Bearing Holding Company, Inc.) dated May 11, 2005.

                                                                                        /s/ Ernst & Young LLP

Stamford, Connecticut
May 5, 2005

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM